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                                                                     EXHIBIT 21.
                         SUBSIDIARIES OF THE REGISTRANT

        Direct and indirect subsidiaries of Manville and the jurisdiction in which each company was incorporated are listed below. Certain companies not important to an understanding of Manville's businesses have been omitted and which, if aggregated, would not constitute a significant subsidiary.


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                                                                                              JURISDICTION OF
SUBSIDIARY                                                                                     INCORPORATION
----------                                                                                    ---------------
AGROK AGRO-FLORESTAL LTDA.                                                                    --Brazil
CREACOM S.A.                                                                                  --France
DANAPAK RIVERWOOD MULTIPACK A/S                                                               --Denmark
ENTERPRISE MAILLET S.A.R.L.                                                                   --France
EUROPEAN OVERSEAS CORPORATION                                                                 --Delaware
FADEC S.A.R.L.                                                                                --France
FINANCIERE DE DEVELOPPEMENT S.A.                                                              --France
FISKEBY BOARD AB                                                                              --Sweden
FISKEBY BOARD A/S                                                                             --Denmark
FISKEBY BOARD LTD.                                                                            --United Kingdom
GFE IMPORT-EXPORT G.m.b.H.                                                                    --Germany
IACP, INC.                                                                                    --Delaware
IGARAS AGRO-FLORESTAL LTDA.                                                                   --Brazil
IGARAS PAPEIS E EMBALAGENS S.A.                                                               --Brazil
IMPREMERIE GENERALE S.A.                                                                      --France
JOHNS-MANVILLE INDIA LIMITED                                                                  --Delaware
LEMAIRE S.A.                                                                                  --France
MANVILLE JAPAN K.K.                                                                           --Japan
MANVILLE MEXICANA S.A. DE C.V.                                                                --Mexico
MANVILLE MINING COMPANY                                                                       --Delaware
NEW MATERIALS LTD.                                                                            --United Kingdom
OUACHITA MACHINE WORKS                                                                        --United States
PAPELOK S.A. INDUSTRIA E COMERCIO                                                             --Brazil
PINE PIPELINE, INC.                                                                           --Louisiana
RENGO RIVERWOOD PACKAGING LTD.                                                                --Japan
RIVERWOOD CARTONS PTY. LTD.                                                                   --Australia
RIVERWOOD DO BRASIL LTDA.                                                                     --Brazil
RIVERWOOD ENERGY RESOURCES, INC.                                                              --Delaware
RIVERWOOD ESPANA S.A.                                                                         --Spain
RIVERWOOD INTERNATIONAL ASIA PTE LTD.                                                         --Singapore
RIVERWOOD INTERNATIONAL B.V.                                                                  --Netherlands
RIVERWOOD INTERNATIONAL CANADA INC.                                                           --Canada
RIVERWOOD INTERNATIONAL CORPORATION                                                           --Delaware
RIVERWOOD INTERNATIONAL (CYPRUS) LIMITED                                                      --Cyprus
RIVERWOOD INTERNATIONAL ENTERPRISES, INC.                                                     --Delaware
RIVERWOOD INTERNATIONAL JAPAN K.K.                                                            --Japan
RIVERWOOD INTERNATIONAL LIMITED                                                               --United Kingdom
RIVERWOOD INTERNATIONAL MACHINERY, INC.                                                       --Delaware
RIVERWOOD INTERNATIONAL MEXICANA, S. DE R.L. DE C.V.                                          --Mexico
RIVERWOOD INTERNATIONAL PACKAGING, ASIA PACIFIC, LIMITED                                      --Hong Kong
RIVERWOOD INTERNATIONAL, S.A.                                                                 --France
RIVERWOOD INTERNATIONAL S.p.A.                                                                --Italy
RIVERWOOD INTERNATIONAL USA, INC.                                                             --Delaware
RIVERWOOD MEHRSTCCKVERPACKUNG G.m.b.H.                                                        --Germany
RIVERWOOD PACKAGING SYSTEMS PTY LTD.                                                          --Australia
RIVERWOOD RENGO MACHINERY LIMITED                                                             --Japan
ROCKY MOUNTAIN INTERNATIONAL INSURANCE LTD.                                                   --Bermuda
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                                                                                              JURISDICTION OF
SUBSIDIARY                                                                                     INCORPORATION
----------                                                                                    ---------------
SCHULLER FUNDING CORPORATION                                                                  --Delaware
SCHULLER G.m.b.H.                                                                             --Germany
SCHULLER INTERNATIONAL B.V.                                                                   --Netherlands
SCHULLER INTERNATIONAL, INC.                                                                  --Delaware
SCHULLER INTERNATIONAL GROUP, INC.                                                            --Delaware
SCHULLER INTERNATIONAL JAPAN Y.K.                                                             --Japan
SCHULLER U.K. LTD.                                                                            --United Kingdom
SCHULLER INTERNATIONAL CANADA INC.                                                            --Canada
SEVENTEENTH STREET REALTY, INC.                                                               --Colorado
SLEVIN SOUTH COMPANY                                                                          --Arkansas
TERMOACUSTICOS S.A. DE C.V.                                                                   --Mexico
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